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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               November 27, 1996
                       ---------------------------------
                       (Date of earliest event reported)

                            THE ALLSTATE CORPORATION

                              Allstate Financing II
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                 1-11840                  36-3871531
Delaware                 0-21807                  Applied For
--------------     ---------------------      ------------------
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)

                    2775 Sanders Road, Northbrook, IL 60062
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (847) 402-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     On August 27, 1996, The Allstate Corporation (the "Company") and Allstate Financing I, Allstate Financing II, Allstate Financing III and Allstate Financing IV filed a Registration Statement on Form S-3 (No. 333-10857). Such Registration Statement was declared effective by the Commission on October 1, 1996.

     On November 27, 1996, Allstate Financing II issued 200,000 7.83% Capital Securities, guaranteed to the extent provided in the Registration Statement by the Company. The sole assets of Allstate Financing II are $206,186,000 of 7.83% Junior Subordinated Deferrable Interest Debentures, Series B, of the Company.

     This form 8-K includes as exhibits conformed copies of the definitive Indenture, Amended and Restated Declaration of Trust of Allstate Financing II, Second Supplemental Indenture, Capital Securities Guarantee, form of the Company's 7.83% Junior Subordinated Debenture, form of Allstate Financing II's Capital Security and form of Underwriting Agreement. These exhibits are being filed herewith for purposes of incorporation by reference, pursuant to Rule 12b-32(c) under the Security Act of 1934, on the Registration Statement.

(c) Exhibits.

Exhibit Number by
Reference to Item                         Description
601 of Regulation
8-K

4.1                                      Indenture dated as of November
                                         25, 1996 between the Company and State
                                         Street Bank and Trust Company, as
                                         trustee.

4.2 Amended and Restated Declaration of Trust dated as of November 25, 1996 among Joseph T. Kane and Jennifer M Hager, as Regular Trustees, Delaware Trust Capital Management, Inc., as Delaware Trustee, State Street Bank and Trust Company, as Property Trustee and the Company.

4.3                                      Second Supplemental Indenture
                                         dated as of November 27, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as


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                                         Trustee.

4.4                                      Capital Security Guarantee
                                         dated as of November 27, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Preferred Guarantee
                                         Trustee.


4.5                                      Form of 7.83% Junior
                                         Subordinated Deferable Interest
                                         Debenture (included as an exhibit in
                                         Exhibit 4.3 above).

4.6                                      Form of Capital Security (included as
                                         an exhibit in Exhibit 4.2 above).

4.7                                      Form of Underwriting Agreement
                                         (included as an exhibit in Exhibit
                                         4.2 above).

8.1                                      Opinion of Skadden, Arps,
                                         Slate, Meagher & Flom (Illinois), as
                                         to certain United States tax matters.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Allstate Corporation and Allstate Financing II have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE ALLSTATE CORPORATION

                                     By: /s/ James P. Zils
                                         Name: James P. Zils
                                         Title: Treasurer

                                     ALLSTATE FINANCING II

                                     By: /s/ Joseph T. Kane
                                         Joseph T. Kane,
                                         as Regular Trustee


                                     Date: December 6, 1996




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                                 EXHIBIT INDEX



Exhibit Number                           Description
--------------                           -----------
4.1                                      Indenture dated as of November
                                         25, 1996 between the Company and State
                                         Street Bank and Trust Company, as
                                         trustee.

4.2 Amended and Restated Declaration of Trust dated as of November 27, 1996 among Joseph T. Kane and Jennifer M Hager, as Regular Trustees, Delaware Trust Capital Management, Inc., as Delaware Trustee, State Street Bank and Trust Company, as Property Trustee and the Company.

4.3                                      Second Supplemental Indenture
                                         dated as of November 27, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Trustee.

4.4                                      Capital Security Guarantee
                                         dated as of November 27, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Preferred Guarantee
                                         Trustee.


4.5                                      Form of 7.83% Junior
                                         Subordinated Deferable Interest
                                         Debenture (included as an exhibit in
                                         Exhibit 4.3 above).

4.6                                      Form of



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                                         Capital Security (included as an
                                         exhibit in Exhibit 4.2 above).

4.7                                      Form of Underwriting Agreement
                                         (included as an exhibit in Exhibit
                                         4.2 above).

8.1                                      Opinion of Skadden, Arps,
                                         Slate, Meagher & Flom (Illinois), as
                                         to certain United States tax matters.



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